================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) August 4, 2006

                         HAMPTON ROADS BANKSHARES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Virginia                     005-62335                 54-2053718
----------------------------          ------------           -------------------
(State or other jurisdiction          (Commission               (IRS Employer
     of incorporation)                File Number)           Identification No.)

   999 Waterside Drive, Suite 200, Norfolk, VA                      23510
   -------------------------------------------                   ----------
     (Address of principal executive offices)                    (Zip Code)

        Registrant's telephone number, including area code (757) 217-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 8.01.   OTHER EVENTS.

         On August 4, 2006, Hampton Roads Bankshares, Inc. issued a press release announcing the results of its recent stock offering. The Company raised approximately $19 million through a fully subscribed rights offering of 670,000 shares of common stock and a fully subscribed public offering of 1,179,200 shares of common stock. The offerings closed on July 25, 2006 and July 27, 2006, respectively.


ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS

(d)          EXHIBITS:

EXHIBIT NO.  EXHIBIT TITLE
-----------  ------------------------------------
99.1         Press release issued August 4, 2006.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              Hampton Roads Bankshares, Inc.


Date  August 4, 2006                          By: /s/ Jack W. Gibson
                                                  ------------------------------
                                                  Jack W. Gibson
                                                  President and Chief Executive
                                                  Officer

                                                                               3